Exhibit 10.3

Execution Copy

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 30, 2004 (this “Amendment”), to the Credit Agreement, dated as of May 13, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PP HOLDING CORPORATION, a Delaware corporation (“Holdings”), POLYPORE, INC. (f/k/a PP Acquisition Corporation), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, LEHMAN COMMERCIAL PAPER INC. and UBS SECURITIES LLC, as co-documentation agents, BEAR STEARNS CORPORATE LENDING INC., as syndication agent, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

PART I

SECTION 2. Amendment to Section 1.1 [Defined Terms].  (a)  Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

“IPO” shall mean the initial public offering of the shares of common stock of the Parent.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“S&P” shall mean Standard & Poor’s Ratings Service.

“SunTrust Lease” shall mean the Equipment Lease Agreement dated July 29th, 2003 between SunTrust Leasing Corp., its successors and assigns, and Celgard, Inc.

(b)  The “Capital Expenditures” definition is hereby amended by deleting the last sentence therein and substituting in lieu thereof the following sentence:

“Except for purposes of computing Excess Cash Flow, any buyout payments of (x) the Exide Lease not in excess of $10,000,000 in the aggregate and (y) the SunTrust Lease not in excess of $12,000,000 in the aggregate shall be deemed not to constitute a Capital Expenditure.”

(c)  The “Consolidated EBITDA” definition is hereby amended by deleting clause (iv) thereof in its entirety and substituting in lieu thereof the following:

“(iv) any non-recurring fees, cash charges and other cash expenses made or incurred in connection with (A) the Transactions (to the extent paid or otherwise accounted for within 180 days of the consummation of the Transactions), (B) the IPO, (C) current and future permitted financing transactions, (D) permitted retirements, purchases and redemptions of the Senior Subordinated Notes (including, without limitation, premiums paid and costs incurred in connection therewith) or (E) the First Amendment to this Agreement”

The “Consolidated EBITDA” definition is hereby further amended by (i) deleting the term “and” at the end of clause (xi) therein and replacing such term with a “,” and (ii) inserting the following language at the end of clause (xii) therein immediately prior to the word “minus”:

“, (xiii) all operating lease payments not in excess of $3,000,000 associated with the SunTrust Lease during such period and (xiv) one-time charges in connection with cleanup costs in the Borrower’s or its Subsidiaries’ Potenza, Italy facility incurred on or before December 30, 2006 and one-time restructuring costs in connection with the Membrana facility incurred on or before December 30, 2006 (including, without limitation, in connection with severance and similar costs, facility closure costs and equipment relocation costs), in each case incurred during such period and in an aggregate amount with respect to this clause (xiv) not to exceed $20,000,000 during any period of four consecutive fiscal quarters ending on or before December 30, 2006”

(d)  The “Excess Cash Flow” definition is hereby amended by deleting clause (A) of the last sentence thereof and substituting in lieu thereof the following:

“(A) items (iv), (v), (vi), (xiv) and, so long as no Indebtedness is incurred by Holdings, the Borrower or any Subsidiary in connection with the buyout of the Exide Lease and the SunTrust Lease, respectively, items (xii) and (xiii) of clause (a) of the definition of Consolidated EBITDA to the extent such items are paid in cash during such fiscal year,”

(e)  The “Parent” definition is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Parent” shall mean Polypore International, Inc. or any other direct or indirect parent of Holdings.

(f)  The “Pro Forma Basis” definition is hereby amended by (i) deleting the phrase “Exide Lease buyout” set forth in the first sentence thereof and substituting in lieu thereof the phrase “buyouts of the Exide Lease and the SunTrust Lease” and (ii) deleting the phrase “buyout of the Exide Lease” set forth in the proviso therein and substituting in lieu thereof the phrase “buyouts of the Exide Lease and the SunTrust Lease”.

SECTION 3. Amendment to Section 1.3 [Pro Forma Calculations].  Section 1.3 of the Credit Agreement is hereby amended by inserting the language “or the SunTrust Lease” immediately following the phrase “Exide Lease” contained therein.

SECTION 4. Amendment to Section 6.1 [Indebtedness].  Section 6.1 of the Credit Agreement is hereby amended by revising subsection (g) thereof to delete the words “$400,000,000 at any time outstanding” set forth in clause (i) therein and substituting in lieu thereof the words “$405,915,000 net of any redemptions, repurchases or other repayments made in respect thereof”.

SECTION 5. Amendment to Section 6.9 [Other Indebtedness; Material Agreements].  Section 6.9(b) of the Credit Agreement is hereby amended by replacing the parenthetical proviso contained in clause (i) thereof with the following:

“(provided, however, that the foregoing shall not prohibit any refinancings of Indebtedness in accordance with Section 6.1(l) or the conversion of any such Indebtedness into equity securities; and provided, further, that, notwithstanding the foregoing, Holdings, the Borrower and each of their Material Subsidiaries shall be permitted to make any of the payments referred to in clause (i) above (or offer to make such payments) (A) with the net cash proceeds of the IPO (to the extent Parent directly or indirectly contributes such proceeds to the Borrower) or (B) with the net cash proceeds of subsequent equity offerings by the Parent (to the extent Parent directly or indirectly contributes such proceeds to the Borrower) so long as, in the case of this clause (B), at such time, (x) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such payment and (y) the Leverage Ratio is less than or equal to 3.25 to 1.0 after giving effect to such payment)”

PART II

SECTION 6. Amendment to Section 6.1 [Indebtedness].  Section 6.1 of the Credit Agreement is hereby amended by revising subsection (s) thereof to delete the dollar amount “$50,000,000” contained therein and substituting in lieu thereof the dollar amount “$75,000,000”.

SECTION 7. Amendments to Section 6.4 [Investments, Loans and Advances].  (a)  Section 6.4 of the Credit Agreement is hereby amended by revising subsection (a) thereof to delete the dollar amount “$25,000,000” contained therein and substituting in lieu thereof the dollar amount “$50,000,000”.

(b)  Section 6.4 of the Credit Agreement is hereby further amended by revising subsection (c) thereof by deleting clause (iii) thereof in its entirety and substituting in lieu thereof the following:

“(iii) the aggregate amount of loans and advances (net of repayments) made to Holdings shall not exceed (x) $5,000,000 during any fiscal year of the Borrower or (y) $25,000,000 during the term of this Agreement; provided, that the amount of any loans and advances that can be made during any fiscal year pursuant to clause (iii) above shall be increased by the amount of unused permitted loans and advances for any preceding fiscal year so long as the aggregate amount of such loans and advances does not exceed $25,000,000 at any time during the term of this Agreement”

(c)  Section 6.4 of the Credit Agreement is hereby further amended by (x) deleting the word “and” at the end of clause (k) contained therein, (y) renaming clause (m) as clause (n) and (z) inserting the new clause (m) set forth below in appropriate alphabetical order:

“(m)        the Borrower and Holdings may make loans and advances to Holdings and/or Parent (x) the proceeds of which shall be applied by Holdings and/or Parent to pay out of pocket general corporate and overhead expenses incurred by Holdings and/or Parent not to exceed (together with the total amount of Restricted Payments made for such purpose under Section 6.6(a)(iv)) $5,000,000 during any fiscal year of the Borrower and (y) in the form of Tax

 Payments, to the extent directly attributable to (or arising as a result of) the operations of the Borrower and the Subsidiaries; provided, however, that (A) the amount of such loans and advances (together with dividends made pursuant to Section 6.6(a)(iv)) shall not exceed the amount that the Borrower and the Subsidiaries would be required to pay in respect of Federal, State and local taxes were the Borrower and the Subsidiaries to pay such taxes as stand-alone taxpayers, (B) all loans and advances made to Holdings and/or Parent pursuant to this clause (m) are used by Holdings and/or Parent for the purposes specified herein within 20 days of the receipt thereof and (C) in the case of any loan or advance made to Holdings pursuant to this clause (m), Holdings owns, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Borrower at the time of such Investment; and”

SECTION 8. Amendments to Section 6.6 [Restricted Payments; Restrictive Agreements].  (a)  Section 6.6 of the Credit Agreement is hereby amended by revising clause (a)(iv) thereof to insert the words “(together with the aggregate amount of loans and advances made pursuant to Section 6.4(m))” both immediately prior to the amount “$5,000,000” set forth in clause (x) therein and immediately following the word “dividends” set forth in clause (A) of the proviso therein.

(b)  Section 6.6 of the Credit Agreement is hereby further amended by revising clause (a)(v) thereof to insert (i) after the words “100% of Cumulative Excess Cash Flow that is Not Otherwise Applied”, the words “minus the aggregate amount of Restricted Payments made pursuant to Section 6.6(a)(viii)” and (ii) at the end thereof the following proviso:

“provided, that no Restricted Payments shall be made under this clause (v) for the purpose of enabling Parent to make dividend payments on its common stock until on or after July 30, 2006; and, provided, further, that, notwithstanding anything herein to the contrary, on or after July 30, 2006, Restricted Payments may be made under this clause (v) for the purpose of enabling Parent to make dividend payments on its common stock regardless of whether the above Leverage Ratio test has been met;”

(c)  Section 6.6 of the Credit Agreement is hereby further amended by (i) deleting the term “and” set forth at the end of clause (a)(vi) thereof, (ii) deleting the “.” at the end of clause (vii) thereof and substituting in lieu thereof the following language “; and” and (iii) inserting the following clause (viii) immediately after clause (a)(vii):

“(viii) Holdings, the Borrower and its Subsidiaries may make additional Restricted Payments for the sole purpose of enabling Parent to pay dividends on its common stock not to exceed (x) $10,000,000 during the period from July 30, 2004 through July 29, 2005 and (y) $10,000,000 during the period from July 30, 2005, through July 29, 2006.”

PART III

SECTION 9. Amendment to Section 1.1 [Defined Terms].  (a)  The “Applicable Percentage” definition is hereby amended by deleting the two left columns of the table set forth therein in their entirety (the columns located under the headings “Eurodollar Spread-Term Loans” and “ABR Spread-Term Loans”) and substituting in lieu thereof the following two columns:

Eurodollar Spread— Term Loans	ABR Spread— Term Loans
2.25%	1.25%

(b)  The “Applicable Percentage” definition is hereby further amended by inserting the following language at the end thereof

The Applicable Percentage for Eurodollar Spread-Term Loans shall be reduced to 2.00%, and the Applicable Percentage for ABR Spread-Term Loans shall be reduced to 1.00% upon (and for so long as) (x) the Leverage Ratio being less than 4.0 to 1.0 or (y) the senior secured credit rating of the Borrower being rated at least “Ba3” by Moody’s and “BB-” by S&P, each with a stable outlook or better.  Each change in the Applicable Percentage resulting from a change in the Leverage Ratio or a change in the senior secured credit rating of the Borrower shall be effective with respect to all Term Loans outstanding on and after (the “Term Loan Adjustment Date”) (i) with respect to changes in the Leverage Ratio, the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.4(a) or (b) and Section 5.4(c), respectively, indicating such change and (ii) with respect to changes in the senior secured credit rating of the Borrower, the first Business Day following the date on which Moody’s or S&P, respectively, announces such change in ratings, and until the next Term Loan Adjustment Date.

SECTION 10. Conditions to Effectiveness of Amendment.  (a) The amendments set forth in Part I of this Amendment (other than the amendments solely relating to transaction costs associated with the IPO referred to in clause (a)(iv)(B) of the “Consolidated EBITDA” definition and the corresponding reference in the “Excess Cash Flow” definition) shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the “First Effective Date”):

(i)            The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) Holdings, (B) the Borrower and (C) the Required Lenders;

(ii)           The Borrower shall have paid all fees and expenses of the Administrative Agent, including the reasonable fees and expenses of counsel to the Administrative Agent;

(iii)          After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing; and

(iv)          The Administrative Agent shall have received such fees as separately agreed between the Administrative Agent (or any of its Affiliates) and the Borrower.

(b)  The amendments set forth in Part II of this Amendment (together with the amendments set forth in Part I solely relating to transaction costs associated with the IPO referred to in clause (a)(iv)(B) of the “Consolidated EBITDA” definition and the corresponding reference in the “Excess Cash Flow” definition) shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the “Second Effective Date”):

(i)            The conditions set forth in Section 10(a) above shall have been satisfied; and

(ii)           (A)  The IPO shall have been consummated on or before September 30, 2004, and (B) the Borrower shall have purchased, retired or redeemed (or made arrangements satisfactory to the Administrative Agent to do so; it being understood that open market purchases, a cash tender offer pursuant to documents provided to the Administrative Agent on or before the Second Effective Date and arrangements for redemptions pursuant to the Senior Subordinated Note Indenture are all satisfactory to the Administrative Agent) the Loans or the Senior Subordinated Notes in an aggregate principal amount not less than $75,000,000.

(c)  The amendment set forth in Part III of this Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the “Third Effective Date”):

(i)            The conditions set forth in Section 10(a) above shall have been satisfied; and

(ii)           The Administrative Agent (or its counsel) shall have received (after giving effect to any assignments entered into pursuant to Section 2.20) a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Lenders with Term Loan Commitments.

(d)  The Administrative Agent shall notify the Borrower and each Lender (via IntraLinks or such other means reasonably determined by the Administrative Agent) of the occurrence of the First Effective Date, the Second Effective Date and the Third Effective Date.

SECTION 11. Representations and Warranties.  Each of the representations and warranties made by each of Holdings and the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

SECTION 12. Effect on the Loan Documents.  (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 13. Expenses.  Holdings and the Borrower agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 14. Affirmation of Guaranty and Credit Agreement.  The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

SECTION 15. GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 16. Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PP HOLDING CORPORATION

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary

POLYPORE, INC., as a Borrower

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary

JP MORGAN CHASE BANK, as Administrative Agent and a Lender

By:	/s/ Thomas H. Kozlark
Name: Thomas H. Kozlark
Title:Vice President

BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent and a Lender

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent and a Lender

By:	/s/ Vish Sathappan
Name: Vish Sathappan
Title: Vice President

LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent and a Lender

By:	/s/ Francis Chang
Name: Francis Chang
Title: Authorized Signatory

ING CAPITAL LLC

By:	/s/ David Scott Orner
Name: Gavin D. Young
Title: Vice President

NATIONAL CITY BANK

By:	/s/ Gavin D. Young
Name: Gavin D. Young
Title: Assistant Vice President

LEHMAN COMMERCIAL PAPER, INC.

By:	/s/ Francis Chang
Name: Francis Chang
Title: Authorized Signatory

BANK OF TOKYO—MITSUBISHI TRUST COMPANY

By:	/s/ Eric J. Planey
Name: Eric J. Planey
Title: Assistant Vice President

ARCHIMEDES FUNDING III, LTD.
BY: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
BY: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

NEMEAN CLO, LTD.
BY: ING Capital Advisors LLC, as Investment Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

ENDURANCE CLO I, LTD
c/o: ING Capital Advisors LLC, as Portfolio Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

ING-ORYX CLO, LTD
BY: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

WESTERN ASSET FLOATING RATE HIGH INCOME FUND

By:	/s/ WESTERN ASSET FLOATING RATE HIGH INCOME FUND

ING CAPITAL MANAGEMENT LTD, acting as Investment Advisor for ____

By:	/s/ DJ Wilson
Name: DJ Wilson
Title: Managing Director

CLARENVILLE CEDO, SA
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

INTERCONTINENTAL CDO S.A.
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

INVESCO EUROPEAN CO I S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

RMF EURO CDO S.A.

By:	/s/ Nick Martin
Name: Nick Martin
Title: Director

RMF EURO CDO II S.A.

By:	/s/ Nick Martin
Name: Nick Martin
Title: Director

JUPITER LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

WINGED FOOT FUNDING TRUST

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Authorized Agent

LANDMARK IV CDO LIMITED
By: Aladdin Capital Management LLC, As Manager

By:	/s/ Joseph Moroney
Name: Joseph Moroney
Title: Director

PACIFIC CDO III, LTD
By: Lacontra Inc. as its Investment Manager

By:	/s/ PACIFIC CDO III, LTD

AIMCO CDO SERIES 2000-A

By:	/s/ AIMCO COO SERIES 2000-A

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ ALLSTATE LIFE INSURANCE COMPANY

AMERICAN EXPRESS CERTIFICATE COMPANY
By: American Express Asset Management Group as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Senior Managing Director

CENTURION CDO II, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director - Operations

CENTURION CDO VI, LTD.
By: American Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director - Operations

CENTURION CDO VII, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director - Operations

IDS LIFE INSURANCE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name: Yvonne E. Stevens
Title: Senior Managing Director

KZH CYPRESSTREE-1 LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

KZH STERLING LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

SEQUILS-CENTURION V, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director - Operations

NAVIGATOR CDO 2003, LTD.
By: Antares Asset Management Inc., as Collateral Manager

By:	/s/ David Mahon
Name: David Mahon
Title: Vice President

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Glenn P. Duffy, CFA
Name: Glenn P. Duffy, CFA
Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:	/s/ Glenn P. Duffy, CFA
Name: Glenn P, Duffy, CFA
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Advisor

By:	/s/ Glenn P. Duffy, CFA
Name: Glenn P. Duffy, CFA
Title: Managing Director

SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Glenn P. Duffy, CFA
Name: Glenn P. Duffy, CFA
Title: Managing Director

SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender

By:	/s/ Diane J. Exter
Name: Diane J. Exter
Title: Managing Director Portfolio Manager

PPM MONARCH BAY FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

BLACKROCK SENIOR INCOME SERIES MAGNETITE IV CLO, LIMITED MAGNETITE V CLO, LIMITED SENIOR LOAN PORTFOLIO

By:	/s/ Tom Colwell
Name: Tom Colwell
Title: Authorized Signatory

BEAR STEARNS LOAN TRUST
By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

By:	/s/ Bear Stearns Asset Management, Inc.

BRAYMOOR & CO.
By: Bear Stearns Asset Management, Inc., as its attorney-in-fact

By:	/s/ Bear Stearns Asset Management, Inc.

GALLATIN FUNDING I LTD.
By: Bear Stearns Asset Management, Inc., as Collateral Manager

By:	/s/ Bear Stearns Asset Management, Inc.

GRAYSTON CLO 2001-01 LTD.
By: Bear Stearns Asset Management, Inc., as Collateral Manager

By:	/s/ Bear Stearns Asset Management, Inc.

GRAYSTON CLO II 2004-01 LTD.
By: Bear Stearns Asset Management, Inc., as Collateral Manager

By:	/s/ Bear Stearns Asset Management, Inc.
Name:
Title: Associate Director

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Name: Mavis Taintor
Title: Managing Director

CITADEL CREDIT TRADING LTD.
By: Citadel Limited Partnership, its Portfolio Manager
By: GLB Partners, L.P., its General Partner
By: Citadel Investment Group, L.L.C., its General Partner

By:	/s/ James E. Bolin
Name: James E. Bolin
Title: Managing Director

CITADEL EQUITY FUND, LTD.
By: Citadel Limited Partnership, its Portfolio Manager
By: GLB Partners, L.P., its General Partner
By: Citadel Investment Group, L.L.C., its General Partner

By:	/s/ James E. Bolin
Name: James E. Bolin
Title: Managing Director

ECL FUNDING LLC

By:	/s/ Shawn Hendrickson
Name: Shawn Hendrickson
Title: Attorney-in-fact

COLUMBUS LOAN FUNDING LTD.
By: Travelers Asset Management International Company LLC

By:	/s/ John O’Connell
Name: John O’Connell
Title: Vice President

CITIGROUP FINANCIAL PRODUCTS, INC.
By: Antares Asset Management Inc., as Agent

By:	/s/ David Mahon
Name: David Mahon
Title: Vice President

CSAM FUNDING I

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CSAM FUNDING III

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

CSAM FUNDING IV

By:	/s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Name: Dan Hattori
Title: Senior Vice President

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Name: Dan Hattori
Title: Senior Vice President

LONG GROVE CLO, LIMITED.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Name: Dan Hattori
Title: Senior Vice President

MUIRFIELD TRADING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dan Hattori
Name: Dan Hattori
Title: Senior Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

BIG SKY III SENIOR LOAN TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE CDO VI LTD.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

GRAYSON & CO.
By: Boston Management and Research as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

TOLLI & CO.
By: Eaton Vance Management as Investment Advisor

By:	/s/ Payson F. Swaffield
Name: Payson F. Swaffield
Title: Vice President

BALLYROCK CDO I LIMITED
By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

BALLYROCK CDO II LIMITED
By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ John H. Costello
Name: John H. Costello
Title: Assistant Treasurer

FLAGSHIP CLO II

By:	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director

FLAGSHIP CLO III
By: Flagship Capital Management, Inc. its Attorney-in-Fact

By:	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director

FLAGSHIP CLO 2001-1

By:	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director

LONG LANE MASTER TRUST IV

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Authorized Agent

FOOTHILL INCOME TRUST II, L.P.
By: FIT II G.P., its general partner

By:	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: Managing Member

FOREST MULTI-STRATEGY MASTER FUND SPC, on behalf of its Multi-Strategy Segregated Portfolio

By:	/s/ David Teolis
Name: David Teolis
Title: Portfolio Manager

FRANKLIN FLOATING RATE TRUST
FRANKLIN FLOATING RATE DAILY ACCESS FUND
FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ FRANKLIN FLOATING RATE TRUST

LOAN FUNDING VII LLC (Valhalla)
By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager Highland Capital Management, L.P.

RESTORATION FUNDING CLO, LTD.
By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager Highland Capital Management, L.P.

COLUMBIA FLOATING RATE LIMITED LIABILITY COMPANY
By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager Highland Capital Management, L.P.

COLUMBIA FLOATING RATE ADVANTAGE FUND
By: Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager Highland Capital Management, L.P.

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Adviser

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

SARATAOGA CLO I, LIMITED.
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ Joseph Rotondo
Name: Joseph Rotondo
Title: Authorized Signatory

CONTINENTAL CASUALTY COMPANY

By:	/s/ Marilou R. McGirr
Name: Marilou R. McGirr
Title: Vice President and Assistant Treasurer

MADISON AVENUE CDO III LTD.

By:	/s/ James R. Dingler
Name: James R. Dingler
Title: Director

METLIFE BANK, N.A.

By:	/s/ James R. Dingler
Name: James R. Dingler
Title: Director

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ James R. Dingler
Name: James R. Dingler
Title: Director

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ Elizabeth Bodisch
Name: Elizabeth Bodisch
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ James Morgan
Name: James Morgan
Title: Vice President

MOUNTAIN CAPITAL III LTD.

By:	/s/ MOUNTAIN CAPITAL III LTD.

NATEXIS BANQUES POPULAIRES

By:	/s/ Tefta Ghilaga
Name: Tefta Ghilaga
Title: Vice President

By:	/s/ Kristen E. Brainard
Name: Kristen E. Brainard
Title: Assistant Vice President

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President Public Bonds

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Thomas S. Leggett
Name: Thomas S. Leggett
Title: Associate Vice President Public Bonds

MAINSTAY FLOATING RATE FUND, a series of Eclipse Funds Inc.
By: New York Life Investment Management LLC

By:	/s/ R. H. Dial
Name: R. H. Dial
Title: Director

CLYDESDALE CLO 2001-1, LTD.
Nomura Corporate Research and Asset Management Inc. as Collateral Manager

By:	/s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Director

CLYDESDALE CLO 2003, LTD.
Nomura Corporate Research and Asset Management Inc. as Agent

By:	/s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Director

CLYDESDALE CLO 2004, LTD.
Nomura Corporate Research and Asset Management Inc. as Agent

By:	/s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title: Director

NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND, as a Lender
By: Symphony Asset Management LLC

By:	/s/ Lenny Marion
Name: Lenny Marion
Title: Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Lisa Chaffee
Name: Lisa Chaffee
Title: Manager

ING PRIME RATE TRUST
By: ING Investment Management, Co., as its investment manager

By:	/s/ Charles E. LeMieux, CFA
Name: Charles E. LeMieux, CFA
Title: Vice President

ING SENIOR INCOME FUND
By: ING Investment Management, Co., as its investment manager

By:	/s/ Charles E. LeMieux, CFA
Name: Charles E. LeMieux, CFA
Title: Vice President

ADDISON CDO, LIMITED
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

JISSEKIKUN FUNDING, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

LOAN FUNDING III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

SEQUILS-MAGNUM, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

SOUTHPORT CLO, LIMITED
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

WRIGLEY CDO, LTD..
By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Managing Director

LAGUNA FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

LOAN FUNDING V, LLC
By: Prudential Investment Management, Inc., as Portfolio Manager

By:	/s/ George W. Edwards
Name: George W. Edwards
Title: Principal

BOSTON HARBOR CLO 2004-1 LTD.

By:	/s/ Beth Mazor
Name: Beth Mazor
Title: Vice President

VERAVAS CDO I. LTD.

By:	/s/ John Randolph Watkins
Name: John Randolph Watkins
Title: Executive Director

HAMILTON CDO, LTD.
By: Stanfield Capital Partners LLC, as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

STANFIELD ARBITRAGE CDO, LTD.
By: Stanfield Capital Partners LLC, as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

STANFIELD CARRERA CLO, LTD.
By: Stanfield Capital Partners LLC, as its Asset Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

STANFIELD QUATTRO CLO, LTD.
By: Stanfield Capital Partners LLC, as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

SUNAMERICA SENIOR FLOATING RATE FUND INC..
By: Stanfield Capital Partners LLC, as subadvisor

By:	/s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

AURUM CLO 2002-1 LTD.

By:	/s/ Thomas R. Bouchard
Name: Thomas R. Bouchard
Title: Vice President

SRF 2000, INC.

By:	/s/ Meredith J. Koslick
Name: Meredith J. Koslick
Title: Assistant Vice President

STRONG SHORT-TERM HIGH YIELD OLD FUND

By:	/s/ Gilbert L. Southwell, III
Name: Gilbert L. Southwell, III
Title: Assistant Secretary

THE SUMITOMO TRUST & BANKING CO., LTD.

By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

GALAXY CLO 2003-1, LTD.
By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

GALAXY III CLO, LTD.
By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

KZH SOLEIL LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

KZH SOLEIL-2 LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

SUNAMERICA LIFE INSURANCE COMPANY
By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ Steven S. Oh
Name: Steven S. Oh
Title: Managing Director

NUVEEN FLOATING RATE INCOME FUND, as a Lender
By: Symphony Asset Management LLC

By:	/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
By: Travelers Asset Management International Company LLC

By:	/s/ John O’Connell
Name: John O’Connell
Title: Vice President

APEX (Trimaran) CDO I, LTD.
By: Trimaran Advisors L.L.C.

By:	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

CELERITY CLO LIMITED
By: TCW Advisors, Inc., as Agent

By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Senior Vice President

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

KZH CRESCENT-2 LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

KZH CRESCENT-3 LLC

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.
By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Senior Vice President

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Senior Vice President

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Senior Vice President

VELOCITY CLO, LTD.
By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Richard F. Kurth
Name: Richard F. Kurth
Title: Senior Vice President

By:	/s/ Jonathan R. Insull
Name: Jonathan R. Insull
Title: Managing Director

SPIRET IV LOAN TRUST 2003-B
By: Wilmington Trust Company not in its individual capacity but solely as trustee

By:	/s/ Rachel I. Simpson
Name: Rachel I. Simpson
Title: Financial Services Officer

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By:	/s/ Howard Tiffen
Name: Howard Tiffen
Title: Managing Director

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Investment Advisory Corp.

By:	/s/ Howard Tiffen
Name: Howard Tiffen
Title: Managing Director

WESTLB AG, NEW YORK BRANCH

By:	/s/ Salvatore Battinelli
Name: Salvatore Battinelli
Title: Managing Director Credit Department

By:	/s/ Walter T. Duffy III
Name: Walter T. Duffy III
Title: Director

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing First Amendment.

DARAMIC, LLC

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary

DARAMIC INTERNATIONAL, INC.

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary

CELGARD, LLC

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary

DARAMIC ASIA, INC.

By:	/s/ Lynn Amos
Name: Lynn Amos
Title: Chief Financial Officer, Treasurer and Secretary